SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

       Date of Report (Date of Earliest Event Reported): February 6, 2002
                                                         ----------------

                          WYOMING OIL & MINERALS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


          Wyoming                         0-7919                83-0217330
----------------------------           -----------           ----------------
(State or other jurisdiction           (Commission           (I.R.S. Employer
 of incorporation)                    File Number)           Identification No.)


              5525 Erindale Dr., Suite 201
               Colorado Springs, Colorado                        80918
        ----------------------------------------               ----------
        (Address of Principal Executive Offices)               (Zip Code)



        Registrant's telephone number including area code: (719) 260-8509
                                                           --------------


         (Former name or former address, if changed since last report):

                           330 South Center, Suite 419
                              Casper, Wyoming 82601
                        --------------------------------
                                (former address)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

     The following consolidated financial statements of New Frontier Energy, Inc. are filed with this report:

               Report of Independent Auditors.

               Consolidated Balance Sheet at October 31, 2001.

               Consolidated Statements of Operations for the year ended October 31, 2001 and January 7, 2000 (Inception) through October 31, 2000.

               Consolidated Statement of Stockholders' Equity for the period January 7, 2000 (Inception) to October 31, 2001.

               Consolidated Statement of Cash Flows for the year ended October 31, 2001 and January 7, 2000 (Inception) through October 31, 2000.

               Notes to Consolidated Financial Statements

     (b) Pro-Forma Financial Information.

     The Company is unable to file the pro-forma financial information at this time due to the absence of a reserve report covering its oil and natural gas reserves. The pro-forma financial information will be filed as quickly as practical in the future under cover of an amendment to this Report.

     (c) Exhibits.

               2.1(1) Agreement for Share Exchange and Plan of Reorganization between the Company and New Frontier Energy, Inc., dated January 11, 2002.

               2.2(1) First Amendment to Agreement for Share Exchange and Plan of Reorganization between the Company and New Frontier Energy, Inc., dated February 6, 2002.

               2.3* Articles of Share Exchange of New Frontier Energy, Inc. with Wyoming Oil & Minerals, Inc. dated February 6, 2002.


     * Filed herewith.

     (1) Filed as an Exhibit to Form 8-K dated February 6, 2002 and incorporated herein by reference.

                                    SIGNATURE


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WYOMING OIL & MINERALS, INC.



Date: April 22, 2002                        By: /s/ Bill M. Conrad
                                                -------------------------
                                                Bill M. Conrad, President

                            New Frontier Energy, Inc.


                                TABLE OF CONTENTS


                                                                      Page
                                                                      ----

Report of Independent Auditors                                          1

Consolidated Balance Sheet                                              2

Consolidated Statement of Operations                                    3

Consolidated Statement of Changes in Stockholders' Equity               4

Consolidated Statement of Cash Flows                                    5

Notes to Consolidated Financial Statements                             6-13

                         REPORT OF INDEPENDENT AUDITORS


Shareholders and Board of Directors
New Frontier Energy, Inc.
Colorado Springs, Colorado


We have audited the accompanying consolidated balance sheet of New Frontier Energy, Inc. as of October 31, 2001, and the related consolidated statements of operations, changes in stockholders' equity, and cash flows for the year then ended and the period January 7, 2000 (inception) to October 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of New Frontier Energy, Inc. as of October 31, 2001, and the results of its operations, and its cash flows for the year then ended and the period January 7, 2000 (inception) to October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.



/s/ Stark Winter Schenkein & Co., LLP
-------------------------------------
Stark Winter Schenkein & Co., LLP
Denver, Colorado
April 19, 2002

                           New Frontier Energy, Inc.
                           Consolidated Balance Sheet
                                October 31, 2001


                                     ASSETS

Current assets:
    Cash                                                        $   258,816
    Accounts receivable                                              20,737
    Note receivable                                                  38,000
                                                                -----------
        Total current assets                                        317,553

Property and equipment, net of accumulated amortization
       and depreciation of $1,621                                 2,992,296

Other assets                                                          2,150
                                                                -----------

                                                                $ 3,311,999
                                                                ===========



                     LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable and accrued expenses                      $   157,378
     Accounts payable and accrued expenses - related parties         78,018
     Notes payable - related parties                                575,000
                                                                -----------
         Total current liabilities                                  810,396
                                                                -----------

Stockholders' equity:
     Preferred stock:  25,000,000 shares authorized,
         $.001 par value, none issued or outstanding                   --
     Common stock: 50,000,000 shares authorized, $.001
         par value, 8,556,923 shares issued and outstanding           8,557
Additional paid-in capital                                        2,904,150
Accumulated (deficit)                                              (411,104)
                                                                -----------
                                                                  2,501,603
                                                                -----------

                                                                $ 3,311,999
                                                                ===========
                  The accompanying notes are an integral part
                    of the consolidated financial statements.

                            New Frontier Energy, Inc.
                      Consolidated Statements of Operations


                                                               For the Period
                                                               January 7, 2000
                                           For the Year Ended  (inception) to
                                            October 31, 2001   October 31, 2000
                                              -----------        -----------

Revenue:                                      $      --          $      --
                                              -----------        -----------

Expenses:
     General and administrative expenses          279,058             64,024
                                              -----------        -----------

(Loss) from operations                           (279,058)           (64,024)
                                              -----------        -----------

Other income (expense):
   Interest expense                               (65,723)            (5,468)
   Interest income                                  3,169               --
                                              -----------        -----------

                                                  (62,554)            (5,468)
                                              -----------        -----------

Net (loss)                                    $  (341,612)       $   (69,492)
                                              ===========        ===========


Per share information: basic and fully diluted

    Weighted average number of common
       shares outstanding                       6,825,203          4,495,970
                                              ===========        ===========

    Net (loss) per common share               $     (0.05)       $     (0.02)
                                              ===========        ===========


                   The accompanying notes are an integral part
                    of the consolidated financial statements.


                            New Frontier Energy, Inc.
            Consolidated Statement of Changes in Stockholders' Equity
       For the period January 7, 2000 (inception) through October 31, 2001



                                                Common Stock
                                         -------------------------   Additional                       Total
                                          Number of                   Paid-In       Accumulated    Stockholders'
                                           Shares        Amount        Capital       (Deficit)      Equity
                                         -----------   -----------   -----------    -----------    -----------

Balance at January 7, 2000 (inception)          --     $      --     $      --      $      --      $      --

Issuance of common stock for cash          4,775,000         4,775        55,925           --           60,700

Offering expenses                               --            --          (1,000)          --           (1,000)

Net (loss) for the period                       --            --            --          (69,492)       (69,492)
                                         -----------   -----------   -----------    -----------    -----------

Balance at October 31, 2000                4,775,000         4,775        54,925        (69,492)        (9,792)

Issuance of common stock for cash          1,574,500         1,575     1,033,925           --        1,035,500

Issuance of common stock for services         40,000            40         9,058           --            9,098

Conversion of bridge loan to stock           582,917           583       465,355           --          465,938

Conversion of bridge loan interest             5,506             5         5,501           --            5,506

Acquisition of Skyline Resources           1,579,000         1,579     1,335,386           --        1,336,965

Net (loss) for the year                         --            --            --         (341,612)      (341,612)
                                         -----------   -----------   -----------    -----------    -----------

Balance at October 31, 2001                8,556,923   $     8,557   $ 2,904,150    $  (411,104)   $ 2,501,603
                                         ===========   ===========   ===========    ===========    ===========

                   The accompanying notes are an integral part
                    of the consolidated financial statements.


                            New Frontier Energy, Inc.
                      Consolidated Statement of Cash Flows

                                                                                                  For the Period
                                                                                                 January 7, 2000
                                                                          For the Year Ended     (inception) to
                                                                           October 31, 2001     October 31, 2000
                                                                              -----------          -----------
Cash flows from operating activities:
    Net (loss)                                                                   (341,612)             (69,492)
    Adjustments to reconcile net (loss) to
      net cash (used in) operating activities:
        Common stock issued in lieu of cash for interest expense                    5,506                 --
        Common stock issued for services                                            9,098                 --
        Depreciation and amortization                                               1,292                   87
     Changes in assets and liabilities:
        Decrease in accounts receivable                                            36,432                 --
        (Increase) in other assets                                                 (2,150)                (750)
         Increase in accounts payable and accrued expenses                         26,522                1,257
        Increase in accounts payable and accrued expenses - related parties        67,803               10,215
                                                                              -----------          -----------
       Net cash (used in) operating activities                                   (197,109)             (58,683)
                                                                              -----------          -----------

Cash flows from investing activities:
    Cash received through purchase of Skyline Resources                            15,730                 --
     Issuance of note receivable                                                  (38,000)                --
     Purchase of property and equipment                                          (124,677)                --
     Operating advances to Skyline Resources                                   (1,175,000)                --
                                                                              -----------          -----------
       Net cash (used in) investing activities                                 (1,321,947)                --
                                                                              -----------          -----------

Cash flows from financing activities:
     Proceeds from notes payable - related parties                                840,355                 --
     Payments on notes payable - related parties                                 (100,000)                --
    Proceeds from issuance of common stock                                      1,035,500               60,700
                                                                              -----------          -----------
       Net cash provided by financing activities                                1,775,855               60,700
                                                                              -----------          -----------

       Net increase in cash                                                       256,799                2,017

Beginning Cash                                                                      2,017                 --
                                                                              -----------          -----------

Ending Cash                                                                       258,816                2,017
                                                                              ===========          ===========

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for:
     Income taxes                                                             $      --            $      --
                                                                              ===========          ===========
     Interest                                                                 $     2,188          $     5,000
                                                                              ===========          ===========

SUPPLEMENTAL DISCLOSURE OF
  NON-CASH INVESTING AND FINANCING ACTIVITIES
   Issuance of 1,579,000 shares of common stock pursuant to
    acquisition of subsidiary                                                 $ 1,336,965          $      --
                                                                              ===========          ===========

   Forgiveness of operating advances to Skyline Resources                     $ 1,175,000          $      --
                                                                              ===========          ===========

    Issuance of stock for conversion of bridge loan                           $   465,938          $      --
                                                                              ===========          ===========

                   The accompanying notes are an integral part
                    of the consolidated financial statements.

                            New Frontier Energy, Inc.
                   Notes to Consolidated Financial Statements
                                October 31, 2001


Note 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

New Frontier Energy, Inc. (the "Company") was incorporated as Storage Finders.com under the laws of Colorado on January 7, 2000. On February 28, 2001, the Company changed its name to New Frontier Energy, Inc. The Company is a natural gas and oil exploration company operating in the states of Colorado and Wyoming.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated. The Company's only subsidiary at October 31, 2001 is Skyline Resources, Inc. ("Skyline").

Revenue Recognition

The Company recognizes oil and gas revenue from its interests in producing wells as oil and gas is produced and sold from those wells. The Company had no oil and gas revenue for the year ended October 31, 2001 and the period January 7, 2000 (inception) to October 31, 2000.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Net Income (Loss) per Common Share

The Company calculates net income (loss) per share as required by Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings per Share." Basic earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares and dilutive common stock equivalents outstanding. During the periods when they are anti-dilutive, common stock equivalents, if any, are not considered in the computation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                            New Frontier Energy, Inc.
                   Notes to Consolidated Financial Statements
                                October 31, 2001


Stock-based Compensation

The Company has issued its common stock as compensation to non-employees. The Company measures the amount of stock-based compensation based on the fair value of the equity instrument issued or the services or goods provided as of the earlier of (1) the date at which an agreement is reached with the non-employee as to the number of shares to be issued for performance, or (2) the date at which the non-employees' performance is complete.

Impairment of Long-Lived Assets

The Company periodically reviews the carrying amount of property, plant and equipment and its identifiable intangible assets to determine whether current events or circumstances warrant adjustments to such carrying amounts. If an impairment adjustment is deemed necessary, such loss is measured by the amount that the carrying value of such assets exceeds their fair value. Considerable management judgment is necessary to estimate the fair value of assets; accordingly, actual results could vary significantly from such estimates. Assets to be disposed of are carried at the lower of their financial statement carrying amount or fair value less costs to sell. As of October 31, 2001 there were no such impairments.

Fair Value of Financial Instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of October 31, 2001. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, note receivable, accounts payable and accrued expenses and notes payable. Fair values were assumed to approximate carrying values for these financial instruments because they are short term in nature, their carrying amounts approximate fair values, or they are receivable or payable on demand.

Business Combinations

Business combinations have been accounted for under the purchase method of accounting and include the results of operations of the acquired business from the effective date of acquisition. The cost to acquire companies, including transaction costs, have been allocated to the underlying net assets of the acquired company in proportion to their respective fair values. Any excess of the purchase price over estimated fair values of the net assets acquired has been recorded as goodwill.

The Company periodically reviews the carrying value of acquired intangible assets, including goodwill, to determine whether an impairment may exist. The Company considers relevant cash flow and profitability information, including estimated future operating results, trends and other available information, in

                            New Frontier Energy, Inc.
                   Notes to Consolidated Financial Statements
                                October 31, 2001


assessing whether the carrying value of intangible assets can be recovered. If it is determined that the carrying value of intangible assets or goodwill will not be recovered from the undiscounted future cash flows, the carrying value of such intangible assets or goodwill would be considered impaired. An impairment charge for goodwill is measured as any deficiency in the amount of estimated undiscounted future cash flows, determined on an enterprise-wide basis, in relation to the net stockholders' equity of the Company. As of October 31, 2001, the Company has determined that there has been no impairment in the carrying amounts of its assets.

Unproved Oil and Gas Properties

All of the Company's interests in its oil and gas properties are located in the United States and are accounted for using the successful efforts method. Under the successful efforts method, the costs of successful wells, development dry holes and leases containing productive reserves are capitalized and amortized on a unit-of-production basis over the life of the related reserves. Estimated future abandonment and site restoration costs, net of anticipated salvage values, are amortized on a unit-of-production basis over the life of the related reserves. Exploratory drilling costs are initially capitalized pending determination of proved reserves but are charged to expense if no proved reserves are found. Other exploration costs, including geological and geophysical expenses applicable to undeveloped leasehold, leasehold expiration costs and delay rentals, are expensed as incurred.

Unproved leasehold costs are capitalized and are not amortized pending an evaluation of the exploration results. If unproved properties are determined to be productive, the related costs are transferred to proved oil and gas properties. If unproved properties are determined not to be productive, or if such properties have been otherwise impaired, the excess carrying value is charged to expense. Unproved properties are assessed quarterly for impairment in value, with any impairment charged to expense. The Company has determined that there were no impairments related to their unproved properties as of October 31, 2001.

The Company's proved oil and gas properties are reviewed for indications of impairment whenever events or circumstances indicate that the carrying value of its oil and gas properties may not be recoverable. Management has determined that no impairment of their proved reserves existed as of October 31, 2001.

Other Property and Equipment

Other property and equipment consists of furniture, fixtures and equipment and are recorded at cost and depreciated using the straight-line method over the estimated useful lives of three to five years. Maintenance and repairs are charged to expense as incurred.

                            New Frontier Energy, Inc.
                   Notes to Consolidated Financial Statements
                                October 31, 2001


Recent Pronouncements

In July, 2001, the Financial Accounting Standards Board (FASB) issued SFAS 141, Business Combinations, and SFAS 142, Goodwill and Intangible Assets. SFAS 141 is effective for all business combinations completed after June 30, 2001. SFAS 142 is effective for the year beginning January 1, 2002; however certain provisions of that Statement apply to goodwill and other intangible assets acquired between July 1, 2001, and the effective date of SFAS 142. The Company does not believe the adoption of these standards will have a material impact on the Company's financial statements.

In July 2001, the FASB issued SFAS No. 143, Accounting for Asset Retirement Obligations. This statement addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement applies to all entities. It applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and (or) the normal operation of a long-lived asset, except for certain obligations of lessees. This Statement is effective for financial statements issued for fiscal years beginning after June 15, 2002. The Company is evaluating the impact of the adoption of this standard and has not yet determined the effect of adoption on its financial position and results of operations.

In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. This statement addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of. The provisions of the statement are effective for financial statements issued for fiscal years beginning after December 15, 2001. The Company is evaluating the impact of the adoption of this standard and has not yet determined the effect of adoption on its financial position and results of operations.

Note 2. NOTE RECEIVABLE

The Company is the lender on a $38,000 note receivable bearing interest at 8%. The note receivable and accrued interest was collected subsequent to year-end.

Note 3. NOTES PAYABLE - RELATED PARTIES

Long-term debt is comprised of bridge loans in the amount of $575,000, bearing interest at 15% and delinquent as of the audit report date. The notes are convertible into common stock at the lender's discretion at either $0.75 or $1.00 per share, depending on the bridge loan, into a total of 600,000 shares of common stock.

The Company has incurred interest expense of $64,108 on these loan agreements, $56,415 of which is unpaid and included in accounts payable and accrued expenses
- related parties.

                            New Frontier Energy, Inc.
                   Notes to Consolidated Financial Statements
                                October 31, 2001


Note 4: STOCKHOLDERS' EQUITY

During the period January 7, 2000 (inception) through October 31, 2000, the Company issued 4,775,000 shares of common stock in exchange for cash aggregating $60,700.

During the year ended October 31, 2001 the Company had issued common stock related to the following:

o    1,574,500 shares of stock in exchange for cash aggregating $1,035,500
o 40,000 shares of common stock for services valued at $9,098. These shares were valued at their fair market value on the date the Company agreed to issue the shares.
o Converted bridge loans and accrued interest of $471,444 into 588,423 shares of common stock
o    1,579,000  shares of common  stock  related to the  acquisition  of Skyline
     (Note 6)

The Company has issued stock purchase warrants related to the issuance of debt. The stock purchase warrants all have an exercise price of $1.00 per share and expire during 2003.


Note 5. RELATED PARTY TRANSACTIONS

During the period ending October 31, 2000, certain shareholders of the Company paid $10,215 of expenses on behalf of the Company, which was subsequently repaid.

During the year ended October 31, 2001, the Company received professional services from two shareholders totaling $55,236, of which $21,602 was unpaid at year-end.


Note 6. BUSINESS ACQUISITION

Effective June 21, 2001, the Company acquired all of the issued and outstanding shares of Skyline, an exploration stage company. The business combination has been accounted for as a purchase. The results of operations of Skyline have been included in the accompanying consolidated financial statements since the date of acquisition. In exchange for all of the issued and outstanding shares of Skyline, the Company issued 1,579,000 shares of its common stock valued at $1,386,965 and forgave an outstanding loan to Skyline of $1,175,000. The purchase price was allocated as follows:

             Cash                                      $     15,730
             Other current assets                            59,557
             Oil and gas properties                       2,866,863
             Liabilities assumed                           (380,185)

                            New Frontier Energy, Inc.
                   Notes to Consolidated Financial Statements
                                October 31, 2001


The assets acquired and liabilities assumed were recorded at their fair market value. There was no goodwill recorded as a result of the purchase.

The following pro forma (unaudited) information assumes that the acquisition took place at the beginning of the year presented.

         Net sales                          $      --
         Net (loss)                         $ (751,535)
                                            ==========
         Net (loss) per share: -
           Basic and fully diluted          $     (.07)
                                            ==========

Note 7. INCOME TAXES

The Company accounts for income taxes under SFAS No. 109, "Accounting for Income Taxes", which requires use of the liability method. SFAS 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized. The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The Company's estimated effective tax rate of 34% is offset by a reserve due to the uncertainty regarding the realization of the deferred tax asset.

Reconciliation of the Federal statutory income tax rate of 34% to the effective rate is as follows:

             Federal statutory income tax rate               34.00 %
             State taxes, net of federal benefit              4.95 %
             Valuation allowance                            (38.95)%
                                                            ------
                                                                -- %
                                                            =======

The tax effects of temporary differences and net operating losses that give rise to significant portions of deferred tax assets and liabilities consisted of the following:

             Reconciling items:
              Net operating loss carryforward                   $  156,000
              Book to tax differences in capitalization
             methods on oil and gas properties                     173,000
              Less valuation allowance                            (329,000)
                                                                ----------

            Net deferred tax                                    $    --
                                                                ==========

                            New Frontier Energy, Inc.
                   Notes to Consolidated Financial Statements
                                October 31, 2001


The Company's purchase of Skyline was treated as a reorganization for federal income tax purposes. Thus, the Company may be limited in deducting the net operating loss carryover created before the acquisition of Skyline.

At October 31, 2001, the Company has a net operating loss carryforward of approximately $400,000, which expires through 2021. The change in the deferred tax asset valuation allowance for the year ended October 31, 2001 was $182,000.

Note 8. SUBSEQUENT EVENT

Effective February 6, 2002, Wyoming Oil & Minerals, Inc. ("Wyoming") completed a share exchange with the Company. Under the terms of the share exchange, the shareholders of the Company have surrendered their shares in exchange for shares of Wyoming. The Company's shareholders became shareholders in Wyoming, and the Company became a wholly owned subsidiary of Wyoming.

Note 9. SUPPLEMENTARY FINANCIAL AND OPERATING INFORMATION ON OIL AND GAS EXPLORATION, DEVELOPMENT AND PRODUCTION ACTIVITIES (UNAUDITED)

This footnote provides unaudited information required by SFAS 69, "Disclosures about Oil and Gas Producing Activities". These disclosures are for the year ended October 31, 2001. The Company had no capitalized costs related to oil and gas properties for the year ended October 31, 2000.

Capitalized Costs. Capitalized costs and accumulated depreciation, depletion and amortization relating to the Company's oil and gas producing activities, all of which are conducted within the continental United States, are summarized below for the year ended October 31, 2001.


            Unevaluated properties                            $ 1,629,451
            Evaluated                                           1,350,865
                                                              -----------
            Subtotal                                            2,980,316
            Less: accumulated depreciation and amortization

                                                                      --
                                                              -----------
            Net oil and gas properties                        $ 2,980,316
                                                              ===========

Costs Incurred. Costs incurred in oil and gas property acquisition and exploration activities for unproved oil and gas properties are summarized below.

                     Acquisition of properties      $  253,025
                     Exploration costs               1,376,426
                                                     ---------
                                                    $1,629,451
                                                    ==========

                            New Frontier Energy, Inc.
                   Notes to Consolidated Financial Statements
                                October 31, 2001

Property acquisition costs include costs incurred to purchase, lease, or otherwise acquire a property. Exploration costs include the costs of geological and geophysical activity, dry holes, and drilling and equipping exploratory wells.

Reserves. The Company's net ownership interest in estimated quantities of proved oil and gas reserves as of October 31, 2001 was 1,059,000 mcf. Independent petroleum engineers prepared the reserve estimate.

Standardized Measure. The following table of the Standardized Measure of Discounted Future Net Cash Flows concerning the standardized measure of future cash flows from proved oil and gas reserves are presented in accordance with SFAS No. 69. As prescribed by this statement, the amounts shown are based on prices and costs at the end of each period, and assume continuation of existing economic conditions. Future income taxes are based on year-end statutory rates, adjusted for operating loss carryforwards and tax credits. A discount factor of 10% was used to reflect the timing of future net cash flow. Extensive judgments are involved in estimating the timing of production and the costs that will be incurred throughout the remaining lives of the fields. Accordingly, the estimates of future net revenues from proved reserves and the present value thereof may not be materially correct when judged against actual subsequent results. Further, since prices and costs do not remain static, and no price or cost changes have been considered, and future production and development costs are estimates to be incurred in developing and producing the estimated proved oil and gas reserves, the results are not necessarily I indicative of the fair market value of estimated proved reserves, and the results may not be comparable to estimates disclosed by other oil and gas producers.

Future cash flows                                          $ 2,987,568
Future costs applicable to cash flows:
      Production costs                                         977,505

Future cash flows before income taxes                        1,902,564
Future income taxes                                              --
                                                           -----------
Future net cash flows                                        1,902,564
Discount for estimated timing of cash flows (10%
   discount rate)                                             (578,538)
                                                           -----------
                                                           $ 1,324,026
                                                           ===========